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                                                                    EXHIBIT 32.1

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection with the accompanying Annual Report on Form 10-K/A of Equity Lifestyle Properties, Inc. for the year ended December 31, 2004 (the "Annual Report"), I, Michael B. Berman, Vice President, Treasurer and Chief Financial Officer of Equity Lifestyle Properties, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of Equity Lifestyle Properties, Inc.


Date: March 31, 2005                    By: /s/ Michael B. Berman
                                            ------------------------------------
                                        Michael B. Berman
                                        Vice President, Treasurer
                                           and Chief Financial Officer

  A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO EQUITY LIFESTYLE PROPERTIES, INC. AND WILL BE RETAINED BY EQUITY
     LIFESTYLE PROPERTIES, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE
                      COMMISSION OR ITS STAFF UPON REQUEST.